UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:	December 14, 2010
Date of Earliest Event Reported:	December 9, 2010

1111 West Jefferson Street, Suite 200

Boise, Idaho 83702-5388

(Address of principal executive offices) (Zip code)

(208) 384-7000

(Registrants’ telephone number, including area code)

Commission File Number	Exact Name of Registrant as Specified in Its Charter	I.R.S. Employer Identification No.	State or Other Jurisdiction of Incorporation or Organization
001-33541 333-166926-04	Boise Inc. BZ Intermediate Holdings LLC	20-8356960 27-1197223	Delaware Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K filing is a combined report being filed separately by two registrants: Boise Inc. and BZ Intermediate Holdings LLC. Unless the context indicates otherwise, any reference in this report to the “company,” “we,” “us,” “our,” or “Boise” refers to Boise Inc. together with BZ Intermediate Holdings LLC and its consolidated subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On December 9, 2010, the Compensation Committee of our board of directors approved revisions to the severance agreements we have in place with our CEO, Alexander Toeldte, and CFO, Robert M. McNutt.

The committee revised Mr. Toeldte’s severance agreement to address compliance with Section 162(m) of the Internal Revenue Code with respect to our annual bonus plan. The revised agreement provides that the payment of any bonus payable to Mr. Toeldte for the year of termination will be based upon actual performance against the performance measures specified in the bonus award, paid when bonuses are paid under the applicable bonus compensation plan, and otherwise subject to the terms of the plan. Except for this revision, there was no change in the material financial and other terms in Mr. Toeldte’s severance agreement.

The committee revised Mr. McNutt’s severance agreement to correct an administrative error made when his agreement was last revised in February 2010. At that time, Mr. McNutt’s severance amount was inadvertently reduced. This revision corrects that error to reflect Mr. McNutt is entitled to receive a payment equivalent to 3.3 times his annual salary upon a qualifying termination under the agreement.

The above summaries do not purport to be complete and are subject to and qualified in their entirety by reference to the text of the revised severance agreements with Messrs. Toeldte and McNutt filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. Exhibits 99.1 and 99.2 are incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Severance Agreement dated December 9, 2010, between Boise Paper Holdings, L.L.C. and Alexander Toeldte

Exhibit 99.2	Severance Agreement dated December 9, 2010, between Boise Paper Holdings, L.L.C. and Robert M. McNutt

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOISE INC.		BZ INTERMEDIATE HOLDINGS LLC

By	/s/ Karen E. Gowland	By	/s/ Karen E. Gowland
	Karen E. Gowland		Karen E. Gowland
	Senior Vice President, General Counsel		Senior Vice President, General Counsel
	and Secretary		and Secretary

Date: December 14, 2010